Exhibit 99.1

Susquehanna Bancshares, Inc. Announces 2006 Full Year and Fourth Quarter Results

    LITITZ, Pa.--(BUSINESS WIRE)--Jan. 23, 2007--Susquehanna Bancshares, Inc., (Susquehanna) (Nasdaq:SUSQ) today announced net income for the year ended December 31, 2006 was $83.6 million, or $1.66 per diluted share, compared to $79.6 million, or $1.70 per diluted share, earned in 2005. Net income for the fourth quarter of 2006 was $21.4 million, or $0.41 per share, compared to $27.7 million for the fourth quarter of 2005, or $0.59 per diluted share.

    Full Year/Fourth Quarter Financial Highlights:



-- Core earnings per share (excluding security gains and losses, branch gains and tax reserve reversals) improved 9% from $1.49 in 2005 to $1.62 in 2006(1)

-- Net loans and leases, excluding securitizations, grew 21% from December 31, 2005. Excluding Minotola National Bank, which was acquired on April 21, 2006, growth was 11%.

    -- Commercial loans increased 18% to $979 million at December 31,
       2006.

    -- Real estate construction loans increased 14% to $1.1 billion at December 31, 2006.

    -- Commercial real estate secured loans increased 25% to $1.6 billion at December 31, 2006.

-- Total deposits increased 11% to $5.9 billion from December 31, 2005. Excluding Minotola, deposits increased 1%.

    --  Demand deposits increased 4% to $960 million at December 31,
        2006.

-- Net interest margin for the year increased 1 basis point to 3.77% compared to 3.76% for 2005. For the fourth quarter 2006, net interest margin decreased 12 basis points to 3.67% compared to 3.79% for the fourth quarter of 2005.

-- Net charge-offs as a percentage of average loans and leases for the year ended December 31, 2006 were 0.10% compared to 0.24% for 2005.


    Full Year/Fourth Quarter Financial Highlights:

    Equity capital was $936 million at December 31, 2006 or $17.98 per share, compared to $780 million, or $16.66 per share at December 31, 2005.

    Linked Quarter Highlights (Fourth Quarter 2006 vs. Third Quarter
2006)



-- Net loans and leases, excluding securitizations, grew 1% from September 30, 2006.

   -- Commercial loans increased 4% to $979 million from September 30,
      2006.

-- Total deposits grew 1% from September 30, 2006

-- Net interest margin decreased 9 basis points to 3.67% from 3.76% in the third quarter of 2006.


    Return on average assets and average tangible equity(2) for 2006 finished at 1.05% and 15.42%, respectively. This compared to results of 1.07% and 16.06%, for the same measurements, respectively for 2005. Return on average assets and average tangible equity(2) for the fourth quarter of 2006 were 1.05% and 14.96%, respectively. This compared to 1.47% and 21.49% for the fourth quarter of 2005.

    The following table compares 2006 financial goals to actual results:



                                                  Goal         Actual
                                         -------------  -------------

FTE Margin                                       3.80%          3.77%

Loan Growth, Excluding Securitizations           10.0%          10.8%

Deposit Growth, Excluding Sold Branches           8.0%           1.4%

Non-Interest Income Growth                       10.0%           5.0%

Securitization Gains                     $16.0 million  $10.4 million

Non-Interest Expense Growth                       5.0%           3.4%

Tax Rate                                         32.0%          31.2%

(1)A non-GAAP-based financial measure. The most comparable GAAP-based measurement for core earnings per share is earnings per share. A reconciliation of the differences between non-GAAP-based and GAAP-based measurements can be found at the end of this release under the heading "Supplemental Reporting of Non-GAAP-Based Financial Measures."

(2)A non-GAAP-based financial measure. The most comparable GAAP-based measurement for return on average tangible equity is return on average equity. A reconciliation of the differences between non-GAAP-based and GAAP-based measurements can be found at the end of this release under the heading "Supplemental Reporting of Non-GAAP-Based Financial Measures."


    "We were pleased to be able to report strong loan growth for 2006," said William J. Reuter, Chairman, President and Chief Executive Officer. "While deposit growth fell short of our target, we will make generation of core deposits a primary focus in 2007. Our plans call for a relationship-based approach meant to provide superior service and increase customer and account retention. In addition, we will initiate direct marketing programs and other promotions to expand customer relationships and attract new prospects.

    "In terms of credit quality, we did see an increase in non-accruing loans; however, this increase is concentrated primarily in loans that are well collateralized, and we do not expect to see any significant losses as a result of these credits."

    Susquehanna will broadcast its fourth quarter and full year 2006 results conference call over the Internet on January 24, 2007 at 11:00 a.m. Eastern time. The conference call will include management's discussion of fourth quarter and full year 2006 results as well as 2007 financial goals. The discussion may also include other forward-looking information. Investors will have the opportunity to listen to the conference call through a live broadcast on Susquehanna's Web site, located at www.susquehanna.net. To listen to the live call, please go to the Investor Relations section of Susquehanna's Web site at least fifteen minutes prior to the broadcast to download and install any necessary audio software. For those who are unable to listen to the live broadcast, an archived replay and podcast will be available shortly after the call concludes.

    Susquehanna is a financial services holding company, operating in multiple states, with assets of $8.2 billion. Headquartered in Lititz, PA, the company provides financial services through its subsidiaries at 163 branch locations and 167 ATM locations in the mid-Atlantic region. In addition to its three commercial banks, Susquehanna operates a trust and investment company, an asset management company, an insurance brokerage and employee benefits company, a commercial finance company and a vehicle leasing company. Investor information may be requested on Susquehanna's Web site at www.susquehanna.net.

    This press release contains certain financial information determined by methods other than in accordance with GAAP. Susquehanna's management uses these non-GAAP measures in its analysis of the Company's performance. These non-GAAP financial measures require management to make judgments about the exclusion of certain items, and if different judgments were made, the amounts reported would be different. These measures typically exclude the effects of intangibles and related amortization and include the tax benefit associated with revenue items that are tax-exempt. Disclosures regarding these non-GAAP financial measures are included in the accompanying financial information.

    The presentation of these non-GAAP financial measures is intended to supplement investors' understanding of Susquehanna's core business activities. These non-GAAP disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures which may be presented by other companies.

    This press release contains "forward-looking" statements as defined in the Private Securities Litigation Reform Act of 1995 that are based on Susquehanna's current expectations, estimates and projections about future events and financial trends affecting the financial condition of its business. These statements are not historical facts or guarantees of future performance, events or results. Such statements involve potential risks and uncertainties. Accordingly, actual results may differ materially. Susquehanna undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.



                     Susquehanna Bancshares, Inc.
                            P.O. Box 1000
                           Lititz, PA 17543


SUMMARY FINANCIAL INFORMATION
(Dollars in thousands, except per share data)
                                                    Twelve Months
                                               -----------------------
                          4Q06        4Q05        2006        2005
                       ----------- ----------- ----------- -----------
Balance Sheet (EOP)
Investments            $1,403,566  $1,154,261  $1,403,566  $1,154,261
Loans and leases        5,560,997   5,218,659   5,560,997   5,218,659
Allowance for loan &
 lease losses (ALLL)       62,643      53,714      62,643      53,714
Total assets            8,225,134   7,466,007   8,225,134   7,466,007
Deposits                5,877,589   5,309,187   5,877,589   5,309,187
Short-term borrowings     401,964     307,523     401,964     307,523
FHLB borrowings           528,688     668,666     528,688     668,666
Long-term debt            222,280     172,777     222,280     172,777
Shareholders' equity      936,286     780,470     936,286     780,470

Stated Book Value per
 Share                      17.98       16.66       17.98       16.66
Tangible Book Value
 per Share                  11.18       11.23       11.18       11.23

Average Balance Sheet
Investments             1,350,590   1,182,789   1,282,021   1,208,152
Loans and leases        5,529,081   5,320,200   5,517,812   5,234,463
Total earning assets    6,980,477   6,572,170   6,881,772   6,504,382
Total assets            8,104,511   7,495,969   7,949,820   7,430,144
Deposits                5,880,403   5,306,733   5,697,592   5,171,645
Short-term borrowings     325,376     351,165     324,326     378,706
FHLB borrowings           497,375     687,502     615,841     744,312
Long-term debt            222,369     172,859     207,765     177,295
Shareholders' equity      931,733     770,500     874,756     756,614

Income Statement
Net interest income        63,792      62,225     256,770     242,245
Loan & lease loss
 provision                  2,488       3,890       8,680      12,335
Noninterest income         35,303      39,708     136,313     125,078
Noninterest expense        66,631      61,884     262,836     242,550
Income before taxes        29,976      36,159     121,567     112,438
Income taxes                8,620       8,466      37,929      32,875
Net income                 21,356      27,693      83,638      79,563
Basic earnings per
 share                       0.41        0.59        1.66        1.70
Diluted earnings per
 share                       0.41        0.59        1.66        1.70
Cash dividends paid
 per share                   0.25        0.24        0.97        0.93

Asset Quality
Net charge-offs (NCO)        $988      $3,408      $5,265     $12,714
Nonaccrual loans &
 leases                    30,325      17,392      30,325      17,392
Restructured loans          5,376           0       5,376           0
OREO                        1,544       2,620       1,544       2,620
Total nonperforming
 assets (NPA)              37,245      20,012      37,245      20,012
Loans & leases 90 days
 past due                   9,364       8,998       9,364       8,998



RATIO ANALYSIS            4Q06        4Q05        2006        2005
                       ----------- ----------- ----------- -----------

Credit Quality
NCO / Average loans &
 leases                      0.07%       0.25%       0.10%       0.24%
NPA / Loans & leases &
 OREO                        0.67%       0.38%       0.67%       0.38%
ALLL / Nonperforming
 loans & leases            175.47%     308.84%     175.47%     308.84%
ALLL / Total loans &
 leases                      1.13%       1.03%       1.13%       1.03%

Capital Adequacy
Equity / Assets             11.38%      10.45%      11.38%      10.45%
Long-term debt /
 Equity                     23.74%      22.14%      23.74%      22.14%

Profitability
Return on average
 assets                      1.05%       1.47%       1.05%       1.07%
Return on average
 equity                      9.09%      14.26%       9.56%      10.52%
Return on average
 tangible equity (1)        14.96%      21.49%      15.42%      16.06%
Net interest margin          3.67%       3.79%       3.77%       3.76%
Efficiency ratio            66.77%      60.36%      66.43%      65.58%
Efficiency ratio
 excluding Hann (1)         61.16%      55.10%      61.04%      57.97%

(1)Supplemental Reporting of Non-GAAP-based Financial Measures

Return on average tangible equity is a non-GAAP-based financial measure calculated using non-GAAP-based amounts. The most directly comparable GAAP-based measure is return on average equity. We calculate return on average tangible equity by excluding the balance of intangible assets and their related amortization expense from our calculation of return on average equity. Management uses the return on average tangible equity in order to review our core operating results. Management believes that this is a better measure of our performance. In addition, this is consistent with the treatment by bank regulatory agencies, which excludes goodwill and other intangible assets from the calculation of risk-based capital ratios. A reconciliation of return on average equity to return on average tangible equity is set forth below.

Return on average
 equity (GAAP basis)         9.09%      14.26%       9.56%      10.52%
Effect of excluding
 average intangible
 assets and related
 amortization                5.87%       7.23%       5.86%       5.54%
Return on average
 tangible equity            14.96%      21.49%      15.42%      16.06%

Efficiency ratio excluding Hann is a non-GAAP-based financial measure calculated using non-GAAP-based amounts. The most directly comparable GAAP-based measure is the efficiency ratio. We measure our efficiency ratio by dividing noninterest expenses by the sum of net interest income, on a FTE basis, and noninterest income. The presentation of an efficiency ratio excluding Hann is computed as the efficiency ratio excluding the effect of our auto leasing subsidiary, Hann Financial. Management believes this to be a preferred measure because it excludes the volatility of vehicle residual values and vehicle delivery and preparation expense of Hann and provides better visibility into our core business activities. A reconciliation of efficiency ratio to efficiency ratio excluding Hann is set forth below.

Efficiency ratio (GAAP
 basis)                     66.77%      60.36%      66.43%      65.58%
Effect of excluding
 Hann                        5.61%       5.26%       5.39%       7.61%
Efficiency ratio
 excluding Hann             61.16%      55.10%      61.04%      57.97%

Core earnings per share is a non-GAAP-based financial measure calculated using non-GAAP-based amounts. The most directly comparable GAAP-based measure is earnings per share. We calculate core earnings per share by excluding certain one-time income and expense items, namely, net gain (loss) on securities, net gain on sale of bank branches, and reversal of the state net operating loss valuation reserve from our calculation of earnings per share. Management uses core earnings per share in order to review our core operating results. Management believes that this is a better measure of our performance. A reconciliation of earnings per share to core earning per share is set forth below.

Earnings per share as
 reported                                           $1.66       $1.70
Securities gains and
 losses                                              0.01       (0.06)
Branch sale gains                                   (0.05)      (0.08)
Tax reserve reversal                                 0.00       (0.07)
                                               ----------- -----------
Core earnings per
 share                                              $1.62       $1.49




                     Susquehanna Bancshares, Inc.
                            P.O. Box 1000
                           Lititz, PA 17543

CONSOLIDATED BALANCE SHEETS

                                             December 31, December 31,
                                                2006         2005
                                             ------------ ------------
                                              (in thousands, except
                                                    share data)
Assets
 Cash and due from banks                        $194,785     $196,557
 Unrestricted short-term
  investments                                     70,996       69,948
                                             ------------ ------------
   Cash and cash equivalents                     265,781      266,505
 Restricted short-term
  investments                                     33,533       26,336
 Securities available for sale                 1,397,420    1,147,862
 Securities held to maturity
  (fair values approximate
  $6,146 and $6,399)                               6,146        6,399
 Loans and leases, net of
  unearned income                              5,560,997    5,218,659
   Less: Allowance for loan
    and lease losses                              62,643       53,714
                                             ------------ ------------
                              Net loans and
                               leases          5,498,354    5,164,945
                                             ------------ ------------
 Premises and equipment, net                     106,305       88,058
 Foreclosed assets                                 1,544        2,620
 Accrued income receivable                        31,044       24,223
 Bank-owned life insurance                       264,398      257,289
 Goodwill                                        335,005      242,718
 Intangible assets with finite
  lives                                           19,092       11,574
 Investment in and receivables
  from unconsolidated entities                   121,663      104,069
 Other assets                                    144,849      123,409
                                             ------------ ------------
                                              $8,225,134   $7,466,007
                                             ============ ============

Liabilities and Shareholders'
 Equity
 Deposits:
   Demand                                       $959,654     $918,854
   Interest-bearing demand                     2,004,596    1,774,759
   Savings                                       477,447      458,906
   Time                                        1,528,298    1,381,959
   Time of $100 or more                          907,594      774,709
                                             ------------ ------------
                              Total deposits   5,877,589    5,309,187
 Short-term borrowings                           401,964      307,523
 FHLB borrowings                                 528,688      668,666
 Long-term debt                                  150,036      150,000
 Junior subordinated
  debentures                                      72,244       22,777
 Accrued interest, taxes, and
  expenses payable                                54,800       49,836
 Deferred taxes                                  145,825      131,789
 Other liabilities                                57,702       45,759
                                             ------------ ------------
                              Total
                               liabilities     7,288,848    6,685,537
                                             ------------ ------------

 Shareholders' equity:
   Common stock, $2.00 par
    value, 100,000,000 shares
    authorized; Issued:
    52,080,419 at December 31,
    2006 and 46,853,193 at
    December 31, 2005                            104,161       93,706
   Additional paid-in capital                    345,840      231,085
   Retained earnings                             505,861      471,290
   Accumulated other
    comprehensive loss, net of
    taxes of $(10,541) and
    $(8,406)                                     (19,576)     (15,611)
                                             ------------ ------------
                              Total
                               shareholders'
                               equity            936,286      780,470
                                             ------------ ------------
                                              $8,225,134   $7,466,007
                                             ============ ============




                     Susquehanna Bancshares, Inc.
                            P.O. Box 1000
                           Lititz, PA 17543

CONSOLIDATED STATEMENTS OF INCOME

                               Three Months Ended  Twelve Months Ended
                                  December 31,        December 31,
------------------------------ ------------------- -------------------
(In thousands, except per
 share data)                     2006      2005      2006      2005
------------------------------ --------- --------- --------- ---------
Interest Income:
  Loans and leases, including
   fees                        $103,730   $90,895  $404,814  $339,960
  Securities:
       Taxable                   13,655    10,231    49,810    41,400
       Tax-exempt                   291       187       845     1,205
       Dividends                    952       742     3,653     2,666
  Short-term investments          1,118       603     3,669     1,789
                               --------- --------- --------- ---------
    Total interest income       119,746   102,658   462,791   387,020
                               --------- --------- --------- ---------

Interest Expense:
  Deposits:
    Interest-bearing demand      14,784     9,709    51,424    28,866
    Savings                       1,466       615     4,960     2,318
    Time                         27,900    19,027    99,195    64,979
  Short-term borrowings           3,540     2,778    13,495     9,727
  FHLB borrowings                 4,965     5,829    24,788    28,634
  Long-term debt                  3,299     2,475    12,159    10,251
                               --------- --------- --------- ---------
    Total interest expense       55,954    40,433   206,021   144,775
                               --------- --------- --------- ---------
Net interest income              63,792    62,225   256,770   242,245
Provision for loan and lease
 losses                           2,488     3,890     8,680    12,335
                               --------- --------- --------- ---------
Net interest income, after
 provision for loan and lease
 losses                          61,304    58,335   248,090   229,910
                               --------- --------- --------- ---------

Noninterest Income:
  Service charges on deposit
   accounts                       7,188     5,575    26,446    21,442
  Vehicle origination,
   servicing, and
   securitization fees            4,159     3,340    18,524    15,616
  Asset management fees           4,668     4,552    18,439    17,882
  Income from fiduciary-
   related activities             1,592     1,470     6,160     5,911
  Commissions on brokerage,
   life insurance and annuity
   sales                          1,079     1,169     4,350     4,447
  Commissions on property and
   casualty insurance sales       3,119     2,816    12,660    11,142
  Income from bank-owned life
   insurance                      2,665     2,228    10,000     9,105
  Net gain on sale of loans
   and leases                     2,414     9,291    16,816    14,966
  Net gain on sale of bank
   branches                       4,189     4,689     4,189     5,194
  Net (loss) gain on
   securities                      (955)        0      (949)    4,188
  Other                           5,185     4,578    19,678    15,185
                               --------- --------- --------- ---------
    Total noninterest income     35,303    39,708   136,313   125,078
                               --------- --------- --------- ---------

Noninterest Expenses:
  Salaries and employee
   benefits                      32,795    30,284   128,465   114,197
  Occupancy                       5,243     4,659    20,905    18,853
  Furniture and equipment         2,820     2,587    10,948    10,110
  Amortization of intangible
   assets                           630       380     2,231     1,520
  Vehicle residual value            958     2,260     3,722     9,986
  Vehicle delivery and
   preparation                    2,418     1,393    10,498    11,090
  Other                          21,767    20,321    86,067    76,794
                               --------- --------- --------- ---------
    Total noninterest expenses   66,631    61,884   262,836   242,550
                               --------- --------- --------- ---------
Income before income taxes       29,976    36,159   121,567   112,438
Provision for income taxes        8,620     8,466    37,929    32,875
                               --------- --------- --------- ---------
Net Income                      $21,356   $27,693   $83,638   $79,563
                               ========= ========= ========= =========

Earnings per share:
    Basic                         $0.41     $0.59     $1.66     $1.70
    Diluted                       $0.41     $0.59     $1.66     $1.70
Cash dividends                    $0.25     $0.24     $0.97     $0.93
Average shares outstanding:
    Basic                        51,914    46,818    50,340    46,711
    Diluted                      52,053    46,980    50,507    46,919




                     Susquehanna Bancshares, Inc.
                            P.O. Box 1000
                           Lititz, PA 17543


DISTRIBUTION OF ASSETS, LIABILITIES AND SHAREHOLDERS' EQUITY


Interest rates and interest differential-taxable equivalent basis

               For the Three-month Period  For the Three-month Period
                          Ended                       Ended
                    December 31, 2006           December 31, 2005
               --------------------------- ---------------------------
(Dollars in      Average             Rate    Average             Rate
 thousands)      Balance    Interest  (%)    Balance    Interest  (%)
-------------- --------------------------- ---------------------------
Assets
Short-term
 investments     $100,806    $1,118  4.40     $69,181      $603  3.46
Investment
 securities:
   Taxable      1,323,150    14,606  4.38   1,164,451    10,973  3.74
   Tax-
    advantaged     27,440       448  6.48      18,338       286  6.19
               ----------- ---------       ----------- ---------

  Total
   investment
   securities   1,350,590    15,054  4.42   1,182,789    11,259  3.78
               ----------- ---------       ----------- ---------
Loans and
 leases,
 (net):
   Taxable      5,442,374   102,715  7.49   5,244,746    89,994  6.81
   Tax-
    advantaged     86,707     1,563  7.15      75,454     1,387  7.29
               ----------- ---------       ----------- ---------

 Total loans
  and leases    5,529,081   104,278  7.48   5,320,200    91,381  6.81
               ----------- ---------       ----------- ---------

Total
 interest-
 earning
 assets         6,980,477  $120,450  6.85   6,572,170  $103,243  6.23
                           ---------                   ---------
Allowance for
 loan and
 lease losses     (62,190)                    (53,543)
Other non-
 earning
 assets         1,186,224                     977,342
               -----------                 -----------

     Total
      assets   $8,104,511                  $7,495,969
               ===========                 ===========

Liabilities
Deposits:
   Interest-
    bearing
    demand     $1,946,816   $14,784  3.01  $1,794,933    $9,709  2.15
   Savings        489,035     1,466  1.19     469,267       615  0.52
   Time         2,488,896    27,900  4.45   2,143,444    19,027  3.52
Short-term
 borrowings       325,376     3,540  4.32     351,165     2,778  3.14
FHLB
 borrowings       497,375     4,965  3.96     687,502     5,829  3.36
Long-term debt    222,369     3,299  5.89     172,859     2,475  5.68
               ----------- ---------       ----------- ---------

Total
 interest-
 bearing
 liabilities    5,969,867   $55,954  3.72   5,619,170   $40,433  2.85
                           ---------                   ---------
Demand
 deposits         955,656                     899,089
Other
 liabilities      247,255                     207,210
               -----------                 -----------

  Total
   liabilities  7,172,778                   6,725,469

Equity            931,733                     770,500
               -----------                 -----------

Total
 liabilities &
 shareholders'
 equity        $8,104,511                  $7,495,969
               ===========                 ===========

Net interest
 income /
 yield on
 average
 earning
 assets                     $64,496  3.67               $62,810  3.79
                           =========                   =========




1.  Average loan balances include non accrual loans.
2. Tax-exempt income has been adjusted to a tax-equivalent basis using a marginal tax rate of 35%.
3. For presentation in this table, average balances and the corresponding average rates for investment securities are based upon historical cost, adjusted for amortization of premiums and accretion of discounts.




                     Susquehanna Bancshares, Inc.
                            P.O. Box 1000
                           Lititz, PA 17543


DISTRIBUTION OF ASSETS, LIABILITIES AND SHAREHOLDERS' EQUITY
 (continued)


Interest rates and interest differential-taxable equivalent basis

               For the Twelve-month Period For the Twelve-month Period
                          Ended                       Ended
                    December 31, 2006           December 31, 2005
               --------------------------- ---------------------------
(Dollars in      Average             Rate    Average             Rate
 thousands)      Balance   Interest   (%)    Balance   Interest   (%)
-------------- --------------------------- ---------------------------
Assets
Short-term
 investments      $81,939    $3,669  4.48     $61,767    $1,789  2.90
Investment
 securities:
   Taxable      1,261,515    53,463  4.24   1,180,762    44,066  3.73
   Tax-
    advantaged     20,506     1,300  6.34      27,390     1,852  6.76
               ----------- ---------       ----------- ---------

 Total
  investment
  securities    1,282,021    54,763  4.27   1,208,152    45,918  3.80
               ----------- ---------       ----------- ---------
Loans and
 leases,
 (net):
   Taxable      5,434,490   400,923  7.38   5,153,910   336,508  6.53
   Tax-
    advantaged     83,322     5,987  7.19      80,553     5,313  6.60
               ----------- ---------       ----------- ---------

 Total loans
  and leases    5,517,812   406,910  7.37   5,234,463   341,821  6.53
               ----------- ---------       ----------- ---------

Total
 interest-
 earning
 assets         6,881,772  $465,342  6.76   6,504,382  $389,528  5.99
                           ---------                   ---------
Allowance for
 loan and
 lease losses     (59,465)                    (54,170)
Other non-
 earning
 assets         1,127,513                     979,932
               -----------                 -----------

     Total
      assets   $7,949,820                  $7,430,144
               ===========                 ===========

Liabilities
Deposits:
   Interest-
    bearing
    demand     $1,846,483   $51,424  2.78  $1,736,130   $28,866  1.66
   Savings        496,056     4,960  1.00     522,346     2,318  0.44
   Time         2,408,684    99,195  4.12   2,037,019    64,979  3.19
Short-term
 borrowings       324,326    13,495  4.16     378,706     9,727  2.57
FHLB
 borrowings       615,841    24,788  4.03     744,312    28,634  3.85
Long-term debt    207,765    12,159  5.85     177,295    10,251  5.78
               ----------- ---------       ----------- ---------

Total
 interest-
 bearing
 liabilities    5,899,155  $206,021  3.49   5,595,808  $144,775  2.59
                           ---------                   ---------
Demand
 deposits         946,369                     876,150
Other
 liabilities      229,540                     201,572
               -----------                 -----------

    Total
  liabilities   7,075,064                   6,673,530

Equity            874,756                     756,614
               -----------                 -----------

Total
 liabilities &
 shareholders'
 equity        $7,949,820                  $7,430,144
               ===========                 ===========

Net interest
 income /
 yield on
 average
 earning
 assets                    $259,321  3.77              $244,753  3.76
                           =========                   =========




1.  Average loan balances include non accrual loans.
2. Tax-exempt income has been adjusted to a tax-equivalent basis using a marginal tax rate of 35%.
3. For presentation in this table, average balances and the corresponding average rates for investment securities are based upon historical cost, adjusted for amortization of premiums and accretion of discounts.




                     Susquehanna Bancshares, Inc.
                            P.O. Box 1000
                           Lititz, PA 17543


LOANS AND LEASES

Loans and leases, net of unearned income, were as follows:

                                             December 31, December 31,
                                                2006         2005
                                             ------------ ------------
                                                  (in thousands)
Commercial, financial, and agricultural         $978,522     $832,695
Real estate - construction                     1,064,452      934,601
Real estate secured - residential              1,147,741    1,355,513
Real estate secured - commercial               1,577,534    1,257,860
Consumer                                         313,848      319,925
Leases                                           478,900      518,065
                                             ------------ ------------
      Total loans and leases                  $5,560,997   $5,218,659
                                             ============ ============

    CONTACT: Susquehanna Bancshares, Inc.
             Abram G. Koser, Vice President, Investor Relations
             717-625-6305, ir@susquehanna.net